EXHIBIT 21


                                       SUBSIDIARIES OF THE SERVICEMASTER COMPANY

As of March 17, 2000, ServiceMaster had the following subsidiaries:

                                                                                                   State or Country
                                                                                                        of
                                                                                                     Incorporation
Subsidiary                                                                                          or Organization
----------                                                                                         ----------------
ServiceMaster Consumer Services Limited Partnership........................................................Delaware
ServiceMaster Consumer Services, Inc.  ....................................................................Delaware
TruGreen Limited Partnership...............................................................................Delaware
TruGreen, Inc.  ...........................................................................................Delaware
Barefoot Inc.  ............................................................................................Delaware
Barefoot Grass Lawn Services, Inc.  .......................................................................Delaware
Barefoot Services L.L.C.  .................................................................................Delaware
TruGreen LandCare L.L.C. 1.................................................................................Delaware
The Terminix International Company Limited Partnership.....................................................Delaware
Terminix International, Inc.  .............................................................................Delaware
ServiceMaster Residential/Commercial Services Limited Partnership..........................................Delaware
ServiceMaster Residential/Commercial Services Management Corporation.......................................Delaware
Merry Maids Limited Partnership............................................................................Delaware
Merry Maids, Inc.  ........................................................................................Delaware
American Home Shield Corporation 2.........................................................................Delaware
AmeriSpec, Inc.  ..........................................................................................Delaware
Furniture Medic Limited Partnership........................................................................Delaware
Furniture Medic, Inc.  ....................................................................................Delaware
Rescue Rooter L.L.C.  .....................................................................................Delaware
American Residential Services, Inc. 3......................................................................Delaware
ServiceMaster Management Services Limited Partnership......................................................Delaware
ServiceMaster Management Services, Inc.  ..................................................................Delaware
ServiceMaster Aviation Services Limited Partnership........................................................Delaware
ServiceMaster Aviation Management Corporation..............................................................Delaware
ServiceMaster Aviation L.L.C.  ............................................................................Illinois
CMI Group, Inc.  .........................................................................................Wisconsin
Halliwell Engineering Associates L.L.C.  ..................................................................Delaware
ServiceMaster Employer Services, Inc. 4....................................................................Delaware
The ServiceMaster Acceptance Company Limited Partnership...................................................Delaware
ServiceMaster AM Limited Partnership.......................................................................Delaware
ServiceMaster Acceptance Corporation.......................................................................Delaware
ServiceMaster Holding Corporation..........................................................................Delaware
ServiceMaster Strategic Limited Partnership................................................................Delaware
The ServiceMaster Company Limited Partnership..............................................................Delaware
ServiceMaster Management Corporation.......................................................................Delaware
ServiceMaster Limited................................................................................United Kingdom
ServiceMaster Operations Germany GmbH.......................................................................Germany
ServiceMaster Japan, Inc.  ...................................................................................Japan
TMX-Europe B.V.  ...................................................................................The Netherlands
Terminix Ltd. 5 .....................................................................................United Kingdom
Terminix B.V.  .....................................................................................The Netherlands
Riwa B.V.  .........................................................................................The Netherlands
Anticimex Development AB 6...................................................................................Sweden
Terminix GmbH & Co. KG......................................................................................Germany
LTCS Investment Limited Partnership........................................................................Delaware
ServiceMaster Home Health Care Services Inc.  .............................................................Delaware
ServiceMaster Diversified Health Services, Inc. 7..........................................................Delaware
ServiceMaster Diversified Health Services Limited Partnership 8...........................................Tennessee
We Serve America, Inc.  ...................................................................................Delaware
WeServeHomes.com, Inc.  ...................................................................................Delaware

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1    TruGreen LandCare L.L.C. has 6 subsidiaries.

2 American Home Shield Corporation has 18 subsidiaries through which it carries on its business in the various states in which it markets its products.

3    American Residential Services, Inc. has 47 subsidiaries.

4    ServiceMaster Employer Services has 5 subsidiaries.

5    Terminix Ltd. has 35 subsidiaries.

6    Anticimex Development AB has 4 subsidiaries.

7    ServiceMaster Diversified Health Services, Inc. has 3 subsidiaries.

8    ServiceMaster Diversified Health Services, L. P. has 37 subsidiaries.